EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Media Acquisition Corp. (the “Company”) on Form 10-K for the year ended March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Vishwas Joshi, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: July 13, 2023
/s/ Vishwas Joshi
Vishwas Joshi
Chief Financial Officer
(Principal financial and accounting officer)